                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        GRAND CENTRAL FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          GRAND CENTRAL FINANCIAL CORP.
                                 601 MAIN STREET
                             WELLSVILLE, OHIO 43968
                                 (330) 532-1517



                                                                  March 28, 2003

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of Grand Central Financial Corp. The meeting will be held at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, on April 23, 2003 at 10:00 a.m., local time.

         The attached notice of the annual meeting and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will report on the operations of the Company. Directors and officers of the Company as well as a representative of Crowe, Chizek and Company LLP, Grand Central Financial Corp.'s independent auditors, will be present at the annual meeting to respond to appropriate questions of our shareholders.

         The Board of Directors of Grand Central Financial Corp. has determined that matters to be considered at the annual meeting are in the best interests of Grand Central Financial Corp. and its shareholders. It is important that your shares are represented at this meeting, whether or not you attend in person. Therefore, to make sure that your shares are represented, please sign and return the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         On behalf of the Board of Directors and all of the employees of Grand Central Financial Corp. and Central Federal Savings and Loan Association of Wellsville, I thank you for your continued interest and support.

                                          Sincerely yours,

                                          /s/ William R. Williams

                                          William R. Williams
                                          President

                          GRAND CENTRAL FINANCIAL CORP.
                                 601 MAIN STREET
                             WELLSVILLE, OHIO 43968

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

-------------------------------------------------------------------------------



         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Grand Central Financial Corp., the holding company for Central Federal Savings and Loan Association of Wellsville, will be held on April 23, 2003 at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, at 10:00 a.m., local time, for the following purposes:

         1. The election of two Directors to three-year terms of office each;

         2.       The ratification of the Company's 2003 Equity Compensation
                  Plan;

         3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2003;

         4. The amendment of the Certificate of Incorporation of Grand Central Financial Corp. to change the Company's name to Central Federal Corporation; and

         5. Such other matters as may properly come before the annual meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Record holders of the common stock of Grand Central Financial Corp. at the close of business on February 27, 2003 are entitled to receive notice of the meeting and to vote at the annual meeting and any adjournments or postponement of the meeting. The annual meeting may be adjourned to permit the Company to solicit proxies in the event that there are insufficient votes for a quorum or to approve the proposals at the time of the meeting. A list of shareholders entitled to vote at the annual meeting will be available at Grand Central Financial Corp., 601 Main Street, Wellsville, Ohio 43968, for a period of ten days prior to the annual meeting and will also be available at the annual meeting itself.

                                   BY THE ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Daniel F. Galeoti

                                   Daniel F. Galeoti
                                   Corporate Secretary

Wellsville, Ohio
March 28, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------


                                 PROXY STATEMENT
                                       OF
                          GRAND CENTRAL FINANCIAL CORP.

-------------------------------------------------------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the annual meeting of Grand Central Financial Corp. (the "Company"). The Company is the holding company for Central Federal Savings and Loan Association of Wellsville (the "Association"). The annual meeting will be held on April 23, 2003 at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, at 10:00 a.m., local time. The Annual Report to Shareholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 2002, accompanies this proxy statement which is first being mailed to record holders on or about March 28, 2003.

-------------------------------------------------------------------------------


                           VOTING AND PROXY PROCEDURE

-------------------------------------------------------------------------------


WHO CAN VOTE AT THE MEETING

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on February 27, 2003. As of the close of business on that date, a total of 1,645,921 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares of common stock are not entitled to any vote in respect of the shares held in excess of the 10% limit and those shares are not treated as outstanding for voting purposes.

         A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

ATTENDING THE MEETING

         If you are a shareholder as of the close of business on February 27, 2003, you may attend the annual meeting. However, if you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.


VOTE REQUIRED

         The annual meeting will be held if a majority of the total outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of two directors to three-year terms of office each (Proposal 1), you may vote in favor of the nominees or withhold authority to vote for the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         In voting on ratification of the Company's 2003 Stock-Based Incentive Plan (Proposal 2), the ratification of Crowe, Chizek and Company LLP as independent auditors of the Company (Proposal 3), amendment of the Certificate of Incorporation to change the Company's name to Central Federal Corporation (Proposal 4) and all other matters that may properly come before the annual meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the annual meeting on Proposal 2 and Proposal 3 is required to constitute shareholder approval and on Proposal 4 an affirmative vote of a majority of the outstanding stock entitled to vote thereon is required to constitute shareholder approval. Shares underlying broker non-votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote.

VOTING BY PROXY

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Annual Meeting by persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, "FOR" RATIFICATION OF THE COMPANY'S 2003 EQUITY COMPENSATION PLAN, "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS OF THE COMPANY AND "FOR" AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO CENTRAL FEDERAL CORPORATION.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their best judgement to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named on the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver to the Company another proxy that bears a later date, or attend the annual meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

         Proxies solicited should be returned to the Company's transfer agent, Registrar and Transfer Company. The Board of Directors has designated Richard Kloch of Crowe, Chizek & Co., LLP to act as the inspector of election and to tabulate the votes at the annual meeting. Mr. Kloch is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

PARTICIPANTS IN THE ASSOCIATION'S ESOP

         If you participate in the Association's Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee on how to vote shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which voting instructions are not timely received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is April 16, 2003.


-------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

-------------------------------------------------------------------------------


         The following table provides information as of February 27, 2003 about persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.




                                                                                               PERCENT OF
                                                                                                 COMMON
NAME AND ADDRESS                                                         NUMBER OF               STOCK
 OF BENEFICIAL OWNER                                                   SHARES OWNED           OUTSTANDING
----------------------                                                ---------------       ----------------

Central Federal Savings and Loan Association of Wellsville               231,365(1)              14.1%
Employee Stock Ownership Plan & Trust ("ESOP")
601 Main Street
Wellsville, Ohio 43968



(1) The ESOP Committee administers the ESOP. First Bankers Trust Company, N.A. is the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty under the Employee Retirement Income Security Act of 1974, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of December 31, 2002, 86,895 shares had been allocated under the ESOP and 144,470 shares remained unallocated. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not timely given by participants are voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions timely received from participants regarding the allocated stock.

         The following table sets forth information as of February 27, 2003 with respect to the amount of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.



                                                                                  NUMBER OF SHARES THAT
                                                              NUMBER OF              MAY BE ACQUIRED        PERCENT OF
                                                            SHARES OWNED            WITHIN 60 DAYS BY      COMMON STOCK
NAME                                                  (EXCLUDING OPTIONS)(1)(2)    EXERCISING OPTIONS      OUTSTANDING(3)
----                                                  -------------------------   ----------------------   ---------------

Jeffrey W. Aldrich                                              23,878                  5,817                 1.45
Thomas P. Ash                                                   23,878                  5,817                 1.45
Gerry W. Grace                                                  33,878                  5,817                 2.06
David C. Vernon                                                  3,875                     --                 0.24
William R. Williams                                             54,570(4)              29,084                 3.32
John A. Rife                                                    41,441                 17,451                 2.52
Charles O. Standley                                             33,043                 17,451                 2.01

All Directors and Executive Officers                           262,811                 98,888                20.73
   as a Group (8 persons)

-------------

(1) Includes shares of unvested restricted stock awarded under the 1999 Stock-Based Incentive Plan as follows: each of Messrs. Ash, Aldrich and Grace, 1,550 shares; Mr. Williams, 7,756 shares; Mr. Vernon, 3,875; and each of Messrs. Rife and Standley, 4,652 shares. Each participant has voting but not investment power as to shares of unvested restricted stock.
(2) Includes shares allocated under the ESOP to Messrs. Williams, Rife and Standley for the years 1999, 2000 and 2001. Shares allocated to Messrs. Williams, Rife and Standley in 2002 have not been determined.
(3) Based on 1,645,921 shares of Company common stock outstanding and entitled to vote as of February 27, 2003.
(4) Includes 1,000 shares held by Mr. Williams' wife and 1,000 shares held by Mr. Williams' wife as custodian of his daughter.

-------------------------------------------------------------------------------

                        PROPOSAL 1. ELECTION OF DIRECTORS

-------------------------------------------------------------------------------



         The Board of Directors of the Company currently consists of five directors, who also serve as directors of the Association. Three of the five of them are independent directors. The Board is divided into three classes with approximately one-third of the directors up for election each year. As part of its long-term growth strategy, the Company may expand the size of its Board of Directors during fiscal year 2003.

         There are two directors whose terms will expire at the 2003 Annual Meeting. The nominees for election at the 2003 Annual Meeting are Jeffrey W. Aldrich and William R. Williams. The proxies solicited by the Board of Directors are intended to be voted for the election of the nominees named above. If the nominees are unable or unwilling to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the current Board of Directors. At this time, the Board of Directors knows of no reason why the nominees might be unable or unwilling to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

         Information regarding the nominees, as well as each director continuing in office and each executive officer who is not a director, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2002. The indicated period for service as a director includes service as a director of the Association. There are no family relationships among the directors.

NOMINEES FOR ELECTION AS DIRECTOR

         Jeffrey W. Aldrich is President and Chief Executive Officer of Sterling China, a dishware manufacturing company. Age 60. Director since 1979.

         William R. Williams is President of the Company and the Association. He was formerly also Chief Executive Officer of the Company and the Association from January 15, 1979 until February 20, 2003. On February 20, 2003, Mr. Williams announced his retirement as Chief Executive Officer of the Company and the Association effective immediately and as President of the Company and the Association effective immediately following the 2003 annual meeting of shareholders of the Company. Age 59. Director since 1979.

CONTINUING DIRECTORS

         Directors with terms ending in 2004:

         David C. Vernon is Chief Executive Officer of the Company and the Association. Prior to assuming those positions on February 20, 2003, he was Chairman and CEO of Founders Capital Corporation. Founders Capital Corporation provides consulting services to the Company. Prior to forming Founders Capital Corporation, Mr. Vernon was Chairman, President and CEO of Summit Bancorp and Summit Bank in Akron, Ohio. Immediately following the 2003 annual shareholders meeting of the Company, Mr. Vernon will assume the positions of President of the Company and the

Association upon the retirement by Mr. Williams from those positions. He is Chairman of the Board of the Company and the Association. Age 62. Director since 2003.

         Thomas P. Ash is Superintendent of the Mid-Ohio Educational Service Center in Mansfield, Ohio. Age 53. Director since 1985.

         Director with a term ending in 2005:

         Gerry W. Grace is owner and President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio. He is the former Chairman of the Board of the Company and the Association. Age 64. Director since 1986.

EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

         Daniel F. Galeoti is Vice President of Mortgage Operations of the Association and Secretary of the Company. Age 47. He has served the Association since 1989.

         John A. Rife is Executive Vice President and Treasurer of the Association and Executive Vice President of the Company. Age 47. He has served the Association since 1979.

         Charles O. Standley is Vice President of Commercial and Consumer Lending of the Association and Treasurer of the Company. Age 49. He has served the Association since 1987.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and the Board of Directors of the Association conduct their business through meetings of the Boards and their committees. The Boards of Directors of the Company and Association generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2002, the Board of Directors of the Company held 10 meetings and the Board of Directors of the Association held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and Committees on which such director served in 2002. The Board of Directors of the Company and Association maintain committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit Committee of the Company consists of the entire Board of Directors. This committee generally meets on an annual basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Audit Committee of the Company met five times during 2002.

         EXECUTIVE COMMITTEE. The Executive Committee meets weekly throughout the year. Each member of the Board of Directors serves on this committee for four months each year. The Chairman of the Board of Directors is on this committee 12 months of the year. The purpose of this committee is to approve loans. The Executive Committee met 35 times in 2002.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Directors Gerry W. Grace, Jeffrey W. Aldrich and Thomas P. Ash. The committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the

Association and meets on an as needed basis. The Compensation Committee of the Company met one time in 2002.

         NOMINATING COMMITTEE. The Nominating Committee consists of Jeffrey W. Aldrich, Thomas P. Ash and Gerry W. Grace and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nomination for directors. These provisions require such nominations to be made pursuant to timely written notice to the Corporate Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Shareholder Proposals." The Nominating Committee of the Company met one time in 2002.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. All directors of the Association are currently paid an annual retainer of $12,000. The Chairman of the Association receives $9,500 in addition to director's fees. The Company pays $3,000 per year to its directors for attending Board meetings.

         INCENTIVE PLAN. The Company maintains the 1999 Stock-Based Incentive Plan for the benefit of employees and outside directors of the Company and the Association. On January 16, 2003, the Board of Directors awarded Mr. Vernon 3,875 shares of restricted stock and granted him a non-statutory stock option to purchase 11,390 shares of Company common stock at an exercise price of $10.05 per share. Mr. Vernon's non-statutory stock option and restricted stock award will vest ratably over a five year period and fully vest upon his death, disability or upon a change in control of the Company or the Association.

-------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

-------------------------------------------------------------------------------


EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and the highest paid executive officers of the Company who received salary and bonus of $100,000 or more during the year ended December 31, 2002.



                                                                           LONG-TERM COMPENSATION
                                                                          ------------------------
                                               ANNUAL COMPENSATION                 AWARDS
                                           -------------------------------------------------------
                                                                         RESTRICTED    SECURITIES
                                                                           STOCK       UNDERLYING      ALL OTHER
NAME AND                                  FISCAL      SALARY               AWARDS     OPTIONS/SARs   COMPENSATION
PRINCIPAL POSITIONS                        YEAR       ($)(1)    BONUS($)   ($)(2)         (#)           ($)(3)
------------------                         -----    ---------  --------   ---------   ------------   -------------

William R. Williams                        2002      $172,515   $    --     $    --        --                 (4)
President and Chief Executive Officer      2001       163,698    20,000          --        --           37,903(5)
                                           2000       155,416    20,000          --        --         $159,440(6)


John A. Rife                               2002      $108,453   $    --     $    --        --                 (4)
Executive Vice President and Treasurer     2001       104,228    11,000          --        --           27,794
                                           2000        97,984    11,000          --        --         $106,335(6)


Charles O. Standley                        2002      $101,996   $    --     $    --        --                 (4)
Vice President                             2001        96,473    10,000          --        --           26,136
                                           2000        90,860    10,000          --        --         $105,345(6)


------------

(1)  Mr. Williams' salary includes his base salary and director's fees.

(2) As of December 31, 2002, the number of unvested shares of restricted stock held by Messrs. Williams, Rife and Standley was 7,756, 4,652 and 4,652, respectively. The value of those shares, based on the $9.38 per share closing pricing of the Company's common stock on that date was $72,751, $43,635, and $43,635, respectively.

(3) For 2001 and 2000, consists of the market value of ESOP allocations for Messrs. Williams, Rife and Standley.

(4) As of December 31, 2002, the number of shares allocated under the ESOP to Messrs. Williams, Rife and Standley, and payments under the SERP to be made to Mr. Williams, had not yet been determined.

(5)  Mr. William's SERP calculation for 2001 has not yet been determined.

(6) Consists of the taxable payment of $6.00 per share special contribution with respect to unvested shares of restricted stock.

EMPLOYMENT AGREEMENTS

         The Association and the Company maintain employment agreements (collectively, the "Employment Agreements") with William R. Williams, John A. Rife and Charles O. Standley (individually, the "Executive"). The Employment Agreements provide for a three-year term for each Executive. The Association Employment Agreements provide that, beginning on the first anniversary date of the agreement and continuing each anniversary date thereafter, the Board of Directors of the Association may extend each of the agreements for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company Employment Agreements shall be extended on a daily basis, unless written notice of non-renewal is given by the Board of Directors of the Company. Effective February 21, 2003, the Boards of Directors of the Association and the Company notified the Executives that the Association and the Company are not renewing the Employment Agreements. The Association Employment Agreements will expire on December 30, 2004, and the Company Employment Agreements will expire on February 21, 2006. The Association and Company Employment Agreements provide that the Executive's base salary will be reviewed at least annually. Effective January 1, 2003, the base salary for Messrs. Williams, Rife and Standley is $155,489, $111,772 and $103,799, respectively. In addition to base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly-situated executive personnel. The Employment Agreements provide for termination by the Association or the Company for cause (as described in the agreements) at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or, in the event of the Executive's resignation from the Association or the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of the Association or the Company; or (vi) a breach of the Employment Agreements by the Association or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements, plus all benefits that would have been provided to the Executive during the remaining term of the agreement. The Employment Agreements restrict each Executive's right to compete against the Association or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

         Under the agreements, if involuntary or voluntary termination (under certain circumstances) follows a change in control of the Association or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreements; or
(ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

         Payments to the Executive under the Association Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payments under the Company Employment Agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Association or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal, Ohio and Delaware law, respectively.

PENSION PLAN

                  The Association participates in the Financial Institutions Retirement Fund, a multiple-employer defined benefit pension plan. Generally, employees of the Association become members of the pension plan upon the completion of one year of service with the Association and the attainment of age twenty-one. The Association makes annual contributions to the Financial Institutions Retirement Fund sufficient to fund retirement benefits for its employees, as determined in accordance with a formula set forth in the plan document. Participants generally become vested in their accrued benefits under the pension plan after completing five years of vesting service. In general, accrued benefits under the pension plan, including reduced benefits payable upon early retirement or in the event of a disability, are based on an individual's years of benefit service and the average of the individual's highest five years' salary.

                  The following table reflects the annual pension benefit that would be payable to a participant of the pension plan upon retirement at age 65, based on various levels of the highest five-year average salary and years of credited service. For the 2003 calendar year, the Internal Revenue Code (the "Code") limits the maximum annual benefit under a pension plan to $160,000 per year and annual compensation for benefit calculation purposes to $200,000 per year.


                                                   YEARS OF CREDITED SERVICE(1)
                      ---------------------------------------------------------------------------------------
FINAL AVERAGE
   EARNINGS               15                 20                 25                30                  35
--------------        -----------        -----------        -----------       -----------        ------------

      $ 75,000           $ 22,500             30,000             37,500            45,000              52,500
       100,000             30,000             40,000             50,000            60,000              70,000
       125,000             37,500             50,000             62,500            75,000              87,500
       150,000             45,000             60,000             75,000            90,000             105,000
       175,000             52,500             70,000             87,500           105,000             122,500
       200,000             60,000             80,000            100,000           120,000             140,000
       250,000             75,000            100,000            125,000           150,000             175,000
       300,000             90,000            120,000            150,000           180,000             210,000
       350,000            105,000            140,000            175,000           210,000             245,000


(1) As of December 31, 2002, Messrs. Williams, Rife and Standley had 30, 22 and 14 years, respectively, of credited service under the pension plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Association maintains the Supplemental Executive Retirement Plan (the "SERP"), a non-qualified deferred compensation arrangement, for the benefit of certain officers designated by the Board of Directors. The SERP provides benefits to participants that cannot be provided under the ESOP as a result of the limitations imposed by the Code, but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Code, the SERP also makes up benefits lost in the event of a change in control of the Company or the Association prior to the repayment of the loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Association or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP throughout the term of the ESOP loan less the benefits actually accrued under the ESOP. An individual's benefits under the SERP generally become payable upon the participant's retirement, upon the change in control of the Association or the Company, or as determined under the ESOP. As of December 31, 2002, Mr. Williams is the only participant in the SERP.

FISCAL YEAR-END OPTION VALUES

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.


                                                      NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                                     AT FISCAL YEAR-END(#)(1)            AT FISCAL YEAR-END($)(2)
                                                 ------------------------------       -----------------------------
NAME                                             EXERCISABLE     UNEXERCISABLE        EXERCISABLE     UNEXERCISABLE
-------                                          -----------     -------------        -----------     -------------

William R. Williams                                 29,084          19,388             $5,526           $3,684
John A. Rife                                        17,451          11,632              3,316            2,210
Charles O. Standley                                 17,451          11,632              3,316            2,210


------------

(1) The options in this table have an exercise price of $9.19 per share, adjusted to reflect a return of capital.
(2) The value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options as of December 31, 2002 ($9.38) less the option exercise price ($9.19). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

-------------------------------------------------------------------------------


                             AUDIT COMMITTEE REPORT

-------------------------------------------------------------------------------



         The Audit Committee of the Company's Board of Directors is composed of three (3) non-employee directors. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

         The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

         In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                               Jeffrey W. Aldrich
                                  Thomas P. Ash
                                 Gerry W. Grace


-------------------------------------------------------------------------------


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

-------------------------------------------------------------------------------


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2002.


-------------------------------------------------------------------------------


                          TRANSACTIONS WITH MANAGEMENT

-------------------------------------------------------------------------------


         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of

$25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Founders Capital Corporation, of which Mr. Vernon is the founder, received a consulting fee of $75,000 from the Company on January 24, 2003.


-------------------------------------------------------------------------------


          PROPOSAL 2. RATIFICATION OF THE GRAND CENTRAL FINANCIAL CORP.
                          2003 EQUITY COMPENSATION PLAN

-------------------------------------------------------------------------------


         The Board of Directors of the Company approved the Grand Central Financial Corp. 2003 Equity Compensation Plan (the "Plan") on February 20, 2003, subject to ratification by the Company's stockholders. The Board of Directors believes that the granting of stock options and restricted stock awards is an important component of the Company's overall compensation and benefit philosophy. In order to continue to be able to attract and retain employees and outside directors, the Company must have the ability to offer market-competitive, long-term compensation opportunities.

         The Plan is similar to the Company's 1999 Stock-Based Incentive Plan, which was approved by stockholders on July 13, 1999, in that it allows the Company to use stock options and restricted stock to reward performance and build the participants' equity interests in the Company by providing long-term incentives and rewards to employees and outside directors who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. The Company's 1999 Stock-Based Incentive Plan provided for the issuance of 193,887 shares of Company common stock upon the exercise of incentive and non-statutory stock options and 77,554 shares of Company common stock upon the grant of restricted stock awards. Currently, under the Company's existing plan no shares of Company common stock remain available for the grant of stock options or for the grant of restricted stock awards.

         As part of the Company's long-term growth strategy, implementation of the Company's 2003 Equity Compensation Plan will position the Company to attract and retain additional executives, employees and directors. The Company currently intends to issue additional shares of Company common stock and anticipates that it will consider expansion into one or more additional geographic markets. In connection with such expansion, the Company would expect to increase the Company's Board of Directors by adding directors familiar with such a new market or markets. The Board has authorized the issuance by the Company of additional shares totaling up to (but less than) 20 percent of the total stock outstanding on the date of the issuance of the new shares through a private placement at a price per share equal to book value per share of the Company's Stock. Such book value will be determined after recognizing all costs and obligations incurred by the Company prior to issuance of the new shares. The purchasers of the shares sold in the private placement are expected to be accredited investors, who previously expressed interest in purchasing shares in Founders Capital Corporation, which was founded by the Company's Chairman and Chief Executive Officer.

         The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B.

                               SUMMARY OF THE PLAN

         TYPE OF AWARDS. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, Non-Statutory Stock Options ("NSOs"), which do not satisfy the requirements for ISO treatment, and Restricted Stock Awards ("RSAs"). ISOs, NSOs and RSAs are collectively referred to under the Plan as "Awards."

         ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company (the "Committee"). Subject to the terms of the Plan the Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. The Committee also determines the participants to whom Awards will be granted, the type and amount of Awards that will be granted and the terms and conditions applicable to such Awards.

         PARTICIPANTS. All employees and outside directors of the Company and the Association, as well as other persons who render services to the Company, are eligible to participate in the Plan.

         NUMBER OF SHARES OF COMMON STOCK AVAILABLE. The Company has reserved 100,000 shares of Company common stock for issuance under the Plan. Of that amount, no more than 30,000 shares may be issued as RSAs. Shares of common stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock. Any shares subject to a forfeited stock option or RSA will be deposited back in the Plan and be available for future grant under the Plan.

         TERMS OF STOCK OPTION GRANTS. The exercise price of each ISO or NSO will not be less than the fair market value of the common stock on the date the ISO or NSO is granted. The plan does not permit the repricing of stock options. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all Company stock option plans) may not exceed $100,000.

         Presently, under accounting principles generally accepted in the United States of America, compensation expense is not recognized with respect to the award of options to employees and outside directors of the Company and its subsidiaries.

         The exercise price of an option may be paid in cash, common stock or a combination of cash and common stock, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Committee.

         Under the Plan, the Committee may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Committee). Each option may be exercised during the option holder's lifetime, only by the option holder or the option holder's guardian or legal representative, and after death only by the option holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the Plan. Vested options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Committee or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Committee may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

         TERMS OF RESTRICTED STOCK AWARDS. Subject to the terms of the Plan, the Committee has the authority to determine the number of shares subject to an RSA, the dates on which an RSA will vest and any other conditions which must be satisfied prior to vesting.

         RSA recipients are entitled to all cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. The Committee will determine the timing of these distributions. In addition, before vesting, RSA recipients may direct the Plan Trustee on the voting of shares of common stock subject to their RSAs.

         Unless the Committee determines otherwise, upon the termination of service of an RSA recipient for any reason other than death, disability or retirement, all rights to an unvested RSA will be canceled. If the holder of the RSA dies or becomes disabled, all unvested RSAs held by such individual will become fully vested. Unless otherwise determined by the Committee, all unvested RSAs will be forfeited upon a participant's retirement.

         EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the Plan) all unvested RSAs and stock options will immediately vest and all unexercised stock options will remain exercisable for the term of the stock options regardless of termination of employment or service.

         TERM OF THE PLAN. The Plan will be effective upon shareholder approval. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

         AMENDMENT OF THE PLAN. The Plan allows the Board to amend the Plan in certain respects without shareholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the material tax consequences of stock options and restricted stock awards granted under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

         STOCK OPTIONS. There are generally no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or NSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any ordinary income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee's alternative minimum tax liability. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.





         On exercise of an NSO, the excess of the date-of-exercise fair market value of the shares acquired over the exercise price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. This disposition of shares acquired upon the exercise of a NSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

         RESTRICTED STOCK AWARDS. A participant who has been awarded restricted stock under the Plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to an RSA lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient of an RSA who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

         NEW PLAN BENEFITS. The Company anticipates that grants of stock options and restricted stock awards will be made to outside directors, officers and employees on or after the effective date of the Plan at levels consistent with other peer institutions. However, the Board has not made specific determinations regarding the size of individual awards.

         EQUITY COMPENSATION PLAN INFORMATION. The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2002, including the Company's 1999 Stock-Based Incentive Plan. The Company's shareholders previously approved this plan.


                                                                                                NUMBER OF SECURITIES REMAINING
                              NUMBER OF SECURITIES TO BE                                      AVAILABLE FOR FUTURE ISSUANCE UNDER
                               ISSUED UPON EXERCISE OF         WEIGHTED-AVERAGE EXERCISE           EQUITY COMPENSATION PLANS
                             OUTSTANDING OPTIONS, WARRANTS    PRICE OF OUTSTANDING OPTIONS,  (EXCLUDING SECURITIES REFLECTED IN THE
       PLAN CATEGORY                 AND RIGHTS                  WARRANTS AND RIGHTS                     FIRST COLUMN)
---------------------------  -----------------------------    -----------------------------  --------------------------------------

Equity compensation plans
approved by security holders           182,497                          $9.22                             --

Equity compensation plans
not approved by security
holders                                   --                               --                             --
                                       -------                        ---------                        --------
Total                                  182,497                          $9.22                             --



         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE GRAND CENTRAL FINANCIAL CORP. 2003 EQUITY COMPENSATION PLAN.

-------------------------------------------------------------------------------

         PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

-------------------------------------------------------------------------------


         The Board of Directors has appointed Crowe, Chizek and Company LLP to be its auditors for the 2003 fiscal year, subject to ratification by shareholders. A representative of Crowe, Chizek and Company LLP will be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

         If ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent auditors will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2003.

         The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2002 by Crowe, Chizek and Company LLP:


         Audit Fees                                         $24,750
         Financial information and systems
           design and implementation fees                        --
         All other fees*                                     41,725

------------
      * Includes fees for tax-related services and assistance with securities filings.

         The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLP is compatible with maintaining Crowe, Chizek and Company LLP's independence.


-------------------------------------------------------------------------------

              PROPOSAL 4. AMENDMENT OF THE COMPANY'S CERTIFICATE OF
                   INCORPORATION TO CHANGE THE COMPANY'S NAME

-------------------------------------------------------------------------------


         The Board of Directors has voted to amend the Company's Certificate of Incorporation to change the Company's name from Grand Central Financial Corp. to Central Federal Corporation. The Company's subsidiary, Central Federal Savings and Loan Association of Wellsville, is also changing its name to Central Federal Bank. The Company's Board of Directors believes the name changes will enhance the Company's marketing efforts.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO CENTRAL FEDERAL CORPORATION.

-------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

-------------------------------------------------------------------------------


GENERAL

         The Company has been reviewing its corporate governance policies and practices. This includes comparing its current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the Nasdaq Stock Market, Inc.

EMPLOYEE CODE OF CONDUCT

         Since the Company's inception in 1998, it has had a Code of Conduct. The Company requires all employees to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company's employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. During 2002, all of the Company's employees were required to certify that they reviewed and understood the Code of Conduct. In addition, all officers and senior level executives were required to certify as to any actual or potential conflicts of interest involving them and the Company. The Company also provides training for its employees on the Code of Conduct and their legal obligations.

         Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Sarbanes-Oxley Act of 2002 will require companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place, and will monitor any rules adopted by the Securities and Exchange Commission to determine whether it needs to modify the Company's process.




-------------------------------------------------------------------------------

                                  MISCELLANEOUS

-------------------------------------------------------------------------------


         The Company will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, Georgeson & Company, Inc., a proxy solicitation firm, will be paid a fee of $4,500 plus expenses to assist the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO CORPORATE SECRETARY, GRAND CENTRAL FINANCIAL CORP., 601 MAIN STREET, WELLSVILLE, OHIO 43968.


-------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

-------------------------------------------------------------------------------


         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposals must be received by the Company at the Company's main office at 601 Main Street, Wellsville, Ohio 43968, no later than November 28, 2003. If next year's Annual Meeting of Shareholders is held on a date more than 30 calendar days from April 23, 2003, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such Annual Meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

-------------------------------------------------------------------------------

                             SHAREHOLDER NOMINATIONS

-------------------------------------------------------------------------------


         The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must give written advance notice to the Corporate Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Corporate Secretary at 601 Main Street, Wellsville, Ohio 43968.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Daniel F. Galeoti

                              Daniel F. Galeoti
                              Corporate Secretary


Wellsville, Ohio
March 28, 2003

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
              WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
               YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN
       THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                          GRAND CENTRAL FINANCIAL CORP.
                             AUDIT COMMITTEE CHARTER

-------------------------------------------------------------------------------


I.       MISSION STATEMENT

         The Grand Central Financial Corp. Audit Committee's (the "Committee") role is to review: the integrity of the financial reports and other financial information provided by Grand Central Financial Corp. (the "Company") to any governmental body or the public, including any certification, report, opinion or review performed by the Company's independent accountants; the Company's compliance with legal and regulatory requirements; the independent accountant's qualifications and independence; the performance of the Company's independent accountants and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company's auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company's annual proxy statement. Consistent with these functions, the Audit Committee shall encourage continuous improvement of, and shall foster adherence to, the Company's policy, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's reporting process and internal control systems.

         o Review and appraise the audit efforts of the Company's independent accountants and internal accounting department.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

II.      COMPOSITION

         1. The Committee shall consist of at least three board members, each of whom shall be independent, as defined in the Nasdaq listing standards and applicable Securities and Exchange Commission rules and regulations. All members of the Committee must be financially literate at the time of appointment, meaning they must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. Additionally, as required by Nasdaq listing standards, effective as of the first annual meeting occurring after January 1, 2004, at least one member of the Committee must be financially sophisticated, meaning that such person must have past employment experience in finance or accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         2. Committee appointments, including selection of the Committee Chairperson, shall be approved annually by the full Board of Directors or until their successors shall be duly elected and qualified.

         3. Committee members shall not simultaneously serve on the audit committees of more than two public companies, including the Company.

III.     MEETINGS

         1. The Committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the Committee or Chairperson. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance.

         2. The Committee shall meet with the independent accountants and management quarterly to review the Company's financial statements.

         3. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         4. In meetings attended by the independent accountants or by regulatory examiners, a portion of the meeting will be reserved for the Committee to meet in closed session with these parties.

         5.       Written minutes shall be kept for all meetings.

IV.      RESPONSIBILITIES AND DUTIES

         In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Committee shall:

         Documents/Reports Review
         ------------------------

         1. Review and update this Charter periodically, at least annually, and as conditions dictate.

         2. Review any regular internal reports to management and management's response to such reports.

         3. Review the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.

         4. Review and approve requests for any management consulting engagement to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

         5. Review with financial management interim financial reports prior to the release of earnings. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

         6. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

         Independent Accountants
         -----------------------

         1. Select the independent accountants considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis the Committee shall review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant's independence.

         2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         3. Periodically consult with the independent accountants out of the presence of management about the Company's financial and accounting personnel, the fullness and accuracy of the Company's financial statements, the adequacy and effectiveness of the accounting and financial controls of the Company, and illicit any recommendations for the improvement of such internal control procedures. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Committee should periodically review Company policy statements to determine their adherence to the code of conduct. As part of this review, the Committee shall ensure receipt of a formal written statement from the independent accountants consistent with the standards set by the Independence Standards Board.

         4. Approve, in advance, all permissible non-audit services to be completed by the independent accountants. Such approval process will ensure that the independent accountant does not provide any non-audit services to the Company or any of the Company's subsidiaries that are prohibited by law or regulation.

         5. Obtain and review, at least annually, a report by the independent accountants describing (A) the auditor's internal quality control procedures, (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five
                  (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues.

         6. Set clear policies for hiring employees or former employees of the independent accountants.

         Financial Reporting Process
         ---------------------------

         1. In consultation with the independent accountants and senior management, review the integrity of the organization's financial reporting processes, both internal and external.

         2. Consider the independent accountants' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices suggested by the independent accountants and management.

         4. Prepare a report for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations.

         Process Improvement
         -------------------

         1. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         2. Following the completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         3. Review any significant disagreements among management and the independent accountants in connection with the preparation of the financial statements.

         4. Review with the independent accountants and management the extent of which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         5. Periodically consult with the internal accountants out of the presence of management and the independent accountants about internal controls and the fullness and accuracy of the organization's financial statements.

         6. Have in place procedures for (A) receiving complaints regarding accounting, internal accounting controls or auditing matters and (B) the confidential submission by employees of concerns regarding questionable accounting.

         7. Report regularly to the Board of Directors, which such report should include a review on issues relating to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements and the performance of the independent accountants.

         Ethical and Legal Compliance
         ----------------------------

         1.       Review all legal compliance matters as they occur.

         2.       Review and approve all related-party transactions.

         3. Review any legal matter that could have a significant impact on the Company's financial statements.

         4. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Committee shall be provided appropriate funding as determined by the Committee for payment to accountants and advisors.

         5. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

         6. Establish, review and update periodically a Code of Business Conduct and ensure that management has a system to enforce the Code.

                                                                      APPENDIX B

                                    PROPOSED
                          GRAND CENTRAL FINANCIAL CORP.
                          2003 EQUITY COMPENSATION PLAN

1.       DEFINITIONS

(a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b) "Association" means Central Federal Savings and Loan Association of Wellsville.

(c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Restricted Stock Awards.

(d)      "Board of Directors" means the board of directors of the Holding
         Company.

(e) "Change in Control" means with respect to the Association or the Holding Company, an event of a nature that (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Holding Company or the Association within the meaning of the Home Owner's Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Association purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs or is effectuated in which the Association or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the

         Association or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Association or Holding Company then outstanding.

(f)      "Code" means the Internal Revenue Code of 1986, as amended.

(g) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

(h) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

(i) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

(j) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(k)      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(m) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

         (ii) If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

                  Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

(n) "Holding Company" means Grand Central Financial Corp. and any entity which succeeds to the business of Grand Central Financial Corp.

(o) "Incentive Stock Option" means a stock option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

(p) "Non-Statutory Stock Option" means a stock option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or a stock option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

(q)      "Option" means an Incentive Stock Option or a Non-Statutory Stock
         Option.

(r) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

(s) "Participant" means any Employee or Outside Director who was granted an Option or Restricted Stock Award under the Plan.

(t)      "Plan" means this Grand Central Financial Corp. 2003 Equity
         Compensation Plan.

(u) "Restricted Stock Award" means an Award of restricted stock granted to an individual pursuant to Section 6 of the Plan.

(v) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

(w) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

2.       PURPOSE

         This Plan is intended to provide the Holding Company and its Affiliates, a means to continue using Common Stock as a form of compensation for Employees and Outside Directors. Pursuant to the terms of the Plan, the Committee may grant Options and Restricted Stock Award to Employees and outside directors to provide additional incentive to continue to work for the success of the Holding Company and its Affiliates.

3.       ADMINISTRATION

(a) The Committee shall administer the Plan. The Committee shall consist of the entire Board of Directors of the Company.

(b)      The Committee shall:

         (i) select the individuals who are to receive grants of Awards under the Plan;

         (ii) determine the type, number, vesting requirements and other features and conditions of such Awards made under the Plan;

         (iii)    interpret the Plan and Award Agreements (as defined below);
                  and

         (iv)     make all other decisions related to the operation of the Plan.

                  In granting Awards under the Plan, the Committee shall consider recommendations of the Chief Executive Officer. The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

(c) Each Award granted under the Plan shall be evidenced by a written agreement ("Award Agreement"). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Award holder, and every Award holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

         (i)      the type of Award granted;

         (ii)     the Exercise Price of any Option;

         (iii)    the number of shares subject to the Award;

         (iv)     the expiration date of the Award;

         (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

         (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

                  The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

(d) The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 11 of the Plan, the number of shares reserved for Awards under the Plan is 100,000, including for purchase pursuant to the exercise of Options (Incentive Stock Options and Non-Statutory Stock Options); provided, however, that no more than 30,000 may be used for grants of Restricted Stock Awards. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding Awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the Awards terminate, expire or are forfeited without vesting or having been exercised, new Awards may be granted with respect to these shares subject to the limitations set forth in this Section 4.

5.       OPTIONS

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options to Employees and outside directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a) EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(b) TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(c) NON-TRANSFERABILITY. Unless otherwise determined by the Committee in accordance with this Section 5(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this
         Section 5(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

         (i) to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

         (ii) for no consideration to: (1) any member of the individual's Immediate Family; (2) a trust solely for the benefit of members of the individual's Immediate Family; (3) any partnership whose only partners are members of the individual's Immediate Family; or (4) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                  For purposes of this Section 5(c), "Immediate Family" includes, but is not necessarily limited to, an individual's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 5(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee's approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

(d) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding foregoing provisions, the following rules apply to the grant of Incentive Stock
         Options:

         (i)      If an Employee owns or is treated as owning, for purposes of
                  Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

         (ii) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

         (iii) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

         (iv) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

         (v) Incentive Stock Options exercised more than three (3) months following the date an Employee terminates employment (for reasons other than death or Disability) will be treated as Non-Statutory Stock Options. In the event employment is terminated due to death or Disability, Incentive Stock Options will remain exercisable for one (1) year from the date the Employee terminates employment.

(e) ACCELERATION UPON A CHANGE IN CONTROL. Upon a Change in Control, all Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

(f) TERMINATION OF EMPLOYMENT OR SERVICE. The following rules apply upon the termination of a Participant's employment or other service:

         (i) In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those Options that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

         (ii) Retirement. Unless the Committee determines otherwise, upon a Participant's Retirement, the Participant may exercise only those Options that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term.

         (iii) Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant's employment or service due to Disability or death, all Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the Option term.

         (iv) Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant's Options shall expire immediately upon the effective date of Termination for Cause.

6.       RESTRICTED STOCK AWARDS

         The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(b) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of a Participant, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

         (iii) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                  (6) months following the date of grant.

(c) ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. Upon a Change in Control, all Restricted Stock Awards held by a Participant as of the date of the Change in Control shall immediately become vested and any further restrictions shall lapse.

(d) TERMINATION OF EMPLOYMENT OR SERVICE. The following rules will govern the treatment of a Restricted Stock Award upon the termination of a Participant's termination of employment or other service:

         (i) In General. Unless the Committee determines otherwise, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Restricted Stock Award in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Restricted Stock Award shall become null and void.

         (ii) Retirement. Unless the Committee determines otherwise, upon a Participant's Retirement, any Restricted Stock Award in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the individual had to such unvested Restricted Stock Award shall become null and void.

         (iii) Disability or Death. Unless otherwise determined by the Committee, in the event of a termination of a Participant's service due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (iv) Termination for Cause. Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all Restricted Stock Awards in which the Participant had not become vested as of the effective date of such termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.

(e) ISSUANCE OF CERTIFICATES. Unless otherwise held in trust and registered in the name of the Plan trustee, reasonably promptly after the date of grant with respect to shares of Common Stock pursuant to a Restricted Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Grand Central Financial Corp. 2003 Equity Compensation Plan entered into between the registered owner of such shares and Grand Central Financial Corp. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Grand Central Financial Corp., 601 Main Street, Wellsville, Ohio 43968."

                  This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(e) shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

(f) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on Common Stock with respect to all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Holding Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Incentive Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

(g) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards are entitled to vote or to direct the Plan trustee to vote, as the case may be, all unvested shares of Common Stock subject to the Restricted Stock Award.

7.       DEFERRED PAYMENTS

         The Committee, in its discretion, may permit an individual to elect to defer the receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all individuals, of all or a portion of any payment. The Committee shall determine the terms and conditions of any permitted deferral, including the period of deferral, the manner of deferral and the method used to measure appreciation on deferred amounts until paid.

8.       METHOD OF EXERCISING OPTIONS

         Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or a cashless exercise with a qualified broker. Any Common Stock used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Delivery by the Holding Company of the shares as to which an Option has been exercised shall be made to the person exercising the Option or the designee of such person. If so provided by the Committee upon grant of the Option, the shares received upon exercise may be subject to certain restrictions upon subsequent transfer or sale by the Participant. In the event the Exercise Price is to be paid in full or in part by surrender of Common Stock, in lieu of actual surrender of shares of Common Stock the Holding Company may waive such surrender and instead deliver to or on behalf of the Participant a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Participant to the Holding Company.

9.       RIGHTS OF INDIVIDUALS

         No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual's services.

10.      DESIGNATION OF BENEFICIARY

         With the Committee's consent, an individual may designate a person or persons to receive, upon the individual's death, any Award to which the individual would then be entitled. This designation shall be made upon forms supplied by and delivered to the Holding Company and it may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual's estate shall be deemed to be the beneficiary for purposes of the Plan.

11.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie Awards already made under the Plan; and

(c)      adjustments in the Exercise Price of outstanding Options.

         The Committee, however, shall not make adjustments that materially change the value of benefits available to an individual under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

12.      TAXES

         Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

         (i) the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

         (ii) the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

         (iii) any combination of (i) and (ii), above; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock related to an Option transferred by the individual in accordance with this Plan.

13.      NOTIFICATION UNDER SECTION 83(b)

         The Committee may, on the date of grant or at a later date, prohibit an individual from making the election described below. If the Committee has not prohibited an individual from making this election, and the individual shall, in connection with the exercise of any Award, make the election permitted under
Section 83(b) of the Code, the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

14.      AMENDMENT OF THE PLAN AND AWARD GRANTS

(a) Except as provided in paragraph (c) of this Section 14, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding Award without the written permission of the affected individual.

(b) Except as provided in paragraph (c) of this Section 14, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c) In no event shall the Board of Directors, without shareholder approval, amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

         (i) allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

         (ii) allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant.

15.      EFFECTIVE DATE AND TERMINATION OF THE PLAN

         The Plan shall become effective upon approval by the Holding Company's shareholders. The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the effective date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options and vesting of Restricted Stock Awards equal to the maximum number of shares reserved under the Plan, as set forth in Section 4. The Board of Directors may suspend or terminate the Plan at any time; provided, however, that no such action will adversely affect an individual's vested rights under a previously granted Award, without the consent of the affected individual.

16.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

                          GRAND CENTRAL FINANCIAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 2003
                              10:00 A.M. LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of the Board of Directors of Grand Central Financial Corp. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 23, 2003, at 10:00 a.m. Local Time, at East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

                  Jeffrey W. Aldrich
                  Williams R. Williams

                           FOR            VOTE WITHHELD          FOR ALL EXCEPT
                           ---            -------------          --------------
                           | |                 | |                    | |

                  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.


                  -------------------------------------------------------------

         2.       The ratification of the Company's 2003 Equity Compensation
                  Plan.

                  FOR                    AGAINST                      ABSTAIN
                  ---                    -------                      -------
                  | |                      | |                          | |


         3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

                  FOR                    AGAINST                      ABSTAIN
                  ---                    -------                      -------
                  | |                      | |                          | |


         4. The approval of the amendment of the Certificate of Incorporation of Grand Central Financial Corp. to change the Company's name to Central Federal Corporation.

                  FOR                    AGAINST                      ABSTAIN
                  ---                    -------                      -------
                  | |                      | |                          | |





                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 28, 2003 and of the Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                     Dated:___________________________



                                     --------------------------------
                                     SIGNATURE OF SHAREHOLDER



                                     --------------------------------
                                     SIGNATURE OF SHAREHOLDER




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   [GRAND CENTRAL FINANCIAL CORP. LETTERHEAD]


Dear ESOP Participant:

     On behalf of the Board of Directors, I am forwarding you the attached BLUE Vote Authorization Form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Grand Central Financial Corp. (the "Company") on April 23, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a copy of the Company's Annual Report to Shareholders.

     As a participant in the Central Federal Savings and Loan Association of Wellsville Employee Stock Ownership Plan ("ESOP"), you are entitled to direct the ESOP Trustee on how to vote the shares of Company common stock credited to your ESOP account as of February 27, 2003, the Annual Meeting record date. These allocated shares will be voted as directed by you provided your instructions are received by the ESOP Trustee by April 16, 2003. The ESOP Trustee, subject to its fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which no instructions are provided, in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their ESOP accounts.

     In order to direct the voting of shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed BLUE Vote Authorization Form and return it in the enclosed postage-paid envelope no later than April 16, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Central Federal Savings and Loan Association of Wellsville.

                                           Sincerely,



                                           William R. Williams
                                           President

Name___________________________                                             ESOP
Shares_________________________

                             VOTE AUTHORIZATION FORM

     I understand that First Bankers Trust Company, N.A., (the "Trustee"), is the holder of record and custodian of all shares of Grand Central Financial Corp. common stock allocated to me under the Central Federal Savings and Loan Association of Wellsville Employee Stock Ownership Plan ("ESOP"). Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 23, 2003.

     Accordingly, vote my shares as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below).

          Jeffrey W. Aldrich
          William R. Williams

          FOR                   VOTE WITHHELD                FOR ALL EXCEPT
          ---                   -------------                --------------
          9                          9                        9

          INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

          ----------------------------------------------------------------------

     2.   The ratification of the Company's 2003 Equity Compensation Plan.

          FOR                     AGAINST                   ABSTAIN
          ---                     -------                   -------
          9                          9                        9

     3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

          FOR                     AGAINST                   ABSTAIN
          ---                     -------                   -------
          9                          9                        9

     4. The ratification of the amendment of the Certificate of Incorporation of Grand Central Financial Corp. to change the Company's name to Central Federal Corporation.

          FOR                     AGAINST                   ABSTAIN
          ---                     -------                   -------
          9                          9                        9

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

     The ESOP Trustee is hereby authorized to vote all shares allocated to my ESOP Account in its trust capacity as indicated above.


--------------------------------        ----------------------------------------
             Date                                       Signature

Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 16, 2003.

                   [GRAND CENTRAL FINANCIAL CORP. LETTERHEAD]

Dear Stock Award Recipient:

     On behalf of the Board of Directors, I am forwarding you the attached YELLOW Vote Authorization Form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Grand Central Financial Corp. (the "Company") on April 23, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a copy of the Company's Annual Report to Shareholders.

     As a participant in the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan (the "Incentive Plan") you are entitled to vote all unvested shares of restricted stock awarded to you under the Incentive Plan as of February 27, 2003. The Incentive Plan Trustee will vote those shares of the Company common stock in accordance with instructions it receives from you and the Stock Award recipients. Shares of restricted stock for which instructions are not received by April 16, 2003, will be voted by the Incentive Plan Trustee, as directed by the Company.

     At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed YELLOW Vote Authorization Form and return it in the accompanying postage-paid envelope no later than April 16, 2003.

                                         Sincerely,



                                         William R. Williams
                                         President

Name___________________________                                        INCENTIVE
Shares_________________________                                        PLAN

                             VOTE AUTHORIZATION FORM

     I understand that First Bankers Trust Company, N.A., (the "Trustee"), is the holder of record and custodian of all shares of Grand Central Financial Corp. (the "Company") common stock held in trust for the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan ("Incentive Plan"). Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 23, 2003.

     Accordingly, vote my shares as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below).

          Jeffrey W. Aldrich
          William R. Williams

          FOR                   VOTE WITHHELD                FOR ALL EXCEPT
          ---                   -------------                --------------
          9                          9                        9

          INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

          ----------------------------------------------------------------------

     2.   The ratification of the Company's 2003 Equity Compensation Plan.

          FOR                     AGAINST                   ABSTAIN
          ---                     -------                   -------
          9                          9                        9

     3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

          FOR                     AGAINST                   ABSTAIN
          ---                     -------                   -------
          9                          9                        9

     4. The ratification of the amendment of the Certificate of Incorporation of Grand Central Financial Corp. to change the Company's name to Central Federal Corporation.

          FOR                     AGAINST                   ABSTAIN
          ---                     -------                   -------
          9                          9                        9

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

     The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Incentive Plan in its trust capacity as indicated above.


--------------------------------        ----------------------------------------
             Date                                       Signature

Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 16, 2003.